UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 16, 2025
NAUTICUS ROBOTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40611	87-1699753
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
17146 Feathercraft Lane, Suite 450, Webster, TX 77598
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (281) 942-9069
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	KITT	The Nasdaq Stock Market LLC
Warrants	KITTW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 16, 2025, Nauticus Robotics, Inc. (the “Company”) received a deficiency letter (the “Deficiency Letter”) from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that, for the preceding 30 consecutive trading days, the market value of the Company’s listed securities had been below the minimum $35,000,000 requirement for continued listing on The Nasdaq Capital Market, pursuant to Nasdaq Listing Rule 5550(b)(2) (the “MVLS Requirement”). The Company also did not meet the alternative equity requirement under Nasdaq Listing Rule 5550(b)(1) (the “Equity Rule”).

As previously reported in the Company’s Current Report on Form 8-K filed February 22, 2024, the Company received a deficiency letter from the Staff on February 15, 2024, notifying the Company that, the Company had not met the MVLS Requirement for the previous 30 consecutive trading days. Pursuant to Nasdaq Listing Rule 5810(d)(2), the failure to comply with the MVLS Requirement at that time had become an additional and separate basis for delisting, in addition to the Company’s noncompliance with the minimum bid price requirement.

On September 5, 2024, the Company attended a hearing before the Nasdaq Hearings Panel (the “Panel”). On September 18, 2024, the Panel granted the Company an exception until December 31, 2024 to demonstrate compliance with The Nasdaq Capital Market listing rules. On January 6, 2025, the Panel further extended the deadline to demonstrate compliance with the listing rules to February 10, 2025.

On February 18, 2025, the Company received a letter from Nasdaq confirming that the Company has demonstrated compliance with the Equity Rule, as an alternative requirement to the MVLS Requirement, and that the Company was therefore in compliance with The Nasdaq Capital Market’s continued listing requirements. Additionally, the Staff imposed a Discretionary Panel Monitor pursuant to Listing Rule 5815(d)(4)(A), which requires Staff to issue a Delist Determination Letter in the event that the Company fails to maintain compliance in the ensuing year (the “Panel Monitor”). The Company remains subject to the Panel Monitor through February 18, 2026.

Under the terms of the Panel Monitor, if the Listing Qualifications Department determines that the Company fails any listing standard during the one-year monitoring period, then, notwithstanding Rule 5810(c)(2), the Company will not be permitted to provide the Listing Qualifications Department with a plan of compliance with respect to any deficiency that arises during the one-year monitoring period, and the Listing Qualifications Department will not be permitted to grant additional time for the Company to regain compliance with respect to any deficiency, nor will the company be afforded an applicable cure or compliance period pursuant to Rule 5810(c)(3). Rather, the Listing Qualifications Department will promptly issue a Staff Delisting Determination.

Accordingly, as described in the Deficiency Letter, unless the Company timely requests a hearing before the Panel, the Company’s securities would be subject to suspension and delisting. Accordingly, the Company intends to timely request a hearing before the Panel. The hearing request will automatically stay any suspension or delisting action pending the hearing and the expiration of any additional extension period granted by the Panel following the hearing.

The Company is evaluating available options to regain compliance, which may include corporate or market-based actions, and will monitor both its market value and stockholders’ equity. Notwithstanding the foregoing, there can be no assurance that the Panel will grant the Company a further extension or that the Company will ultimately regain compliance with all applicable requirements for continued listing.

Forward-Looking Statements

This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainty. Words such as “anticipate,” “estimate,” “expect,” “intend,” “plan,” and “project” and other similar words and expressions are intended to signify forward-looking statements. Forward-looking statements in this report include, but are not limited to, statements regarding the Company’s intent or ability to regain compliance with Nasdaq listing standards, maintain its listing on Nasdaq, or take specific actions in response to the Nasdaq notice. These forward-looking statements are based on current expectations and assumptions that are subject to known and unknown risks and uncertainties that could cause actual outcomes or results to differ materially from those anticipated or implied by the forward-looking statements. These risks and uncertainties include, without limitation, the Company’s ability to develop and execute a successful compliance plan, Nasdaq’s acceptance of such plan, the Company’s ability to satisfy each of Nasdaq’s continued listing requirements and maintain its listing on Nasdaq, the Company’s future financial condition and operating results, market conditions, and other factors set forth in the Company’s filings with the SEC. Please refer to the risks detailed from time to time in the reports we file with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2024, as well as subsequent filings on Form 10-Q and periodic filings on Form 8-K, for additional factors that could cause actual results to differ materially from those stated or implied by such forward-looking statements. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 22, 2025	Nauticus Robotics, Inc.

	By:	/s/ John Symington
		Name:	John Symington
		Title:	General Counsel